THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 28, 2005

Regarding

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

The “Portfolio Manager” section on page 4 of the prospectus is amended to read as follows:

Mark L. Simenstad serves as portfolio manager of the Fund. Mr. Simenstad has been with Thrivent Investment Mgt. since 1999.

The date of this Supplement is November 2, 2005.

Please include this Supplement with your Prospectus.

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